                                                                    EXHIBIT 10.6

                                                     October 21, 2005

InterAmerican Acquisition Group Inc.
2918 Fifth Avenue South, Suite 209
San Diego, California 92103

Granite Financial Group, Inc.
12220 El Camino Real, Suite 400
San Diego, California 92130

         Re: Initial Public Offering
             -----------------------

Gentlemen:

         InterAmerican Capital Partners II LLC ("IACP II"), a stockholder of
InterAmerican Acquisition Group Inc. ("Company"), in consideration of Granite
Financial Group, Inc. ("Granite") entering into a letter of intent ("Letter of
Intent") to underwrite an initial public offering of the securities of the
Company ("IPO") and embarking on the IPO process, hereby agrees as follows
(certain capitalized terms used herein are defined in paragraph 10 hereof):

         1. If the Company solicits approval of its stockholders of a Business
Combination, IACP II will vote all Insider Shares owned by it and all shares of
Common Stock of the Company acquired by it in the IPO or aftermarket in accordance with the majority of the votes cast by the holders of the IPO Shares.

         2. In the event that the Company fails to consummate a Business
Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), IACP II will vote all Insider
Shares owned by it in favor of the Company's decision to liquidate. Each of IACP
II and each member or controlling person of IACP II (each a "Control Person")
hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund (as defined in the Letter of Intent) and any remaining net assets of the Company as a result of such liquidation with respect to its Insider Shares ("Claim") and hereby waives any Claim either may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

         3. IACP II acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Granite that the business combination is fair to the Company's stockholders from a financial perspective.

         4. Neither IACP II, any Control Person, nor any affiliate ("Affiliate")
of IACP II or any Control Person will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination except in connection with bona fide services to be rendered to the Company that (i) are expressly approved by a majority of the
Company's disinterested directors and copies of detailed invoices describing the services rendered are delivered to the Company and the performance thereof is accurately documented by the undersigned, any member of the family of the undersigned, nor any Affiliate, (ii) are legitimately required by the Company and the Company would otherwise contract such services from a third party, and
(iii) all fees and compensation to be paid to IACP II, any Control Person or any
Affiliate are determined on an arm's length basis and in good faith and such fees and compensation are customarily charged by unrelated third party service providers of a similar nature. Notwithstanding the foregoing to the contrary,
IACP II shall be entitled to reimbursement from the Company for its out-of-pocket expenses incurred in connection with seeking and consummating a
Business Combination.

         5. Neither IACP II, any Control Person, nor any Affiliate of IACP II
will be entitled to receive or accept a finder's fee or any other compensation in the event IACP II, any Control Person or any Affiliate originates a Business
Combination.

         6. IACP II will escrow its Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow
Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

         7. IACP II's Questionnaire furnished to the Company and Granite and annexed as Exhibit B hereto is true and accurate in all respects. IACP II represents and warrants that no Control Person:

     (a) is subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

     (b) has ever been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

     (c) has ever been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

         8. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Granite and its legal representatives or agents (including any investigative search firm retained by
Granite) any information they may have about the undersigned's background and finances ("Information"). Neither Granite nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the
Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

         9. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a "Proceeding") shall be brought and enforced in the courts of the State of New York of the United States of America for the
Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and
(iii) irrevocably agrees to appoint Kramer Levin Naftalis & Frankel LLP as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and Granite and appoint a substitute agent acceptable to each of the
Company and Granite within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

         10. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

                                           InterAmerican Capital Partners II LLC
                                           -------------------------------------
                                           Print Name of Insider

                                       By: /s/ William C. Morro
                                           -------------------------------------
                                           Name:  William C. Morro
                                           Title: Authorized Signatory